Exhibit 10.72

July 19, 2007

Irvine Sensors Corporation

3001 Red Hill Avenue

Costa Mesa, CA 92626

Attn: John J. Stuart, Jr.

Fax No.: (714) 444-8773

Gentlemen:

Reference is made to those certain Series 1 Senior Subordinated Secured Convertible Notes dated December 30, 2005 and Series 2 Senior Subordinated Secured Convertible Notes dated December 30, 2005 (collectively, the “Notes”) issued by Irvine Sensors Corporation, a Delaware corporation (the “Issuer”). The Notes originally were issued pursuant to that certain Securities Purchase Agreement dated as of December 30, 2005 (as amended, supplemented or restated from time to time, the “Purchase Agreement”) among the Issuer and the purchasers named therein, and the Notes subsequently were assigned by the original holders of the Notes to the undersigned holders pursuant to that certain Assignment of Series 1 and Series 2 Senior Subordinated Secured Convertible Notes, dated December 29, 2006, and Addendum thereto. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Purchase Agreement. This letter amends and supercedes our letter to you dated March 30, 2007.

Pursuant to Section 2(f) of the Notes, each undersigned holder of the Notes hereby elects to defer, until the fifth Trading Day after the date the Securities and Exchange Commission declares effective the Issuer’s Registration Statement on Form S-1 originally filed on February 7, 2007, the interest payments due prior to such date under its respective Notes. The foregoing notwithstanding, either or both of the undersigned holders may, at any time upon not less than five (5) Trading Days prior written notice to the Issuer, demand payment of such interest payments as set forth in the Notes.

Sincerely,

LONGVIEW FUND, LP

By:	/s/ S. Michael Rudolph
Name:	S. Michael Rudolph
Title:	CFO – Investment Adviser

ALPHA CAPITAL ANSTALT

By:	/s/ Konrad Ackermann
Name:	Konrad Ackermann
Title:	Director

cc:	Dorsey & Whitney LLP
38 Technology Drive
Irvine, CA 92618
Attn: Ellen Bancroft, Esq.
Fax No.: (949) 932-3601

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